CARES Act	12 Months Ended
Dec. 31, 2020
Coronavirus Aid Relief And Economic Security Act [Abstract]
Coronavirus Aid Relief And Economic Security Act [Text Block]
26	CARES Act

i)
During April 2020, the Company received approximately $1.1 million in grant under the first appropriation made by the HHS to Medicare providers pursuant to the Coronavirus Aid, Relief, and Economic Security Act (CARES Act). Subsequently, in December 2020, the Company received an additional grant from the HHS of approximately $4.1 million. Additional grants may be available to the Company through subsequent appropriations under this program. The Company applied for these grants after determining that it was eligible to do so. Also, the Company has incurred expenses and experienced loss of revenue that are eligible to be reimbursed under these grants. The grants received are recorded in the consolidated statements of operations comprehensive loss in the category “Other revenue”.

ii)
During April 2020, the Company received approximately $3.1 million of accelerated Medicare payments under the expanded Accelerated and Advance Payments Program from Centers for Medicare & Medicaid Service (CMS). These payments are currently required to be applied to claims beginning one year after their receipt through the adjudication of Medicare claims over a future period. These payments to the Company are recorded in the consolidated balance sheets in the category “Accounts payable and accrued liabilities” until earned.

iii)
The CARES Act allows employers to defer the deposit and payment of the employer’s share of Social Security taxes. As of December 31, 2020, such taxes were approximately $2.7 million and approximately $1.3 million are recorded in the consolidated balance sheets in the category “Accrued payroll taxes” and the remaining balance in the category “Accounts payable and accrued liabilities”.